SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

FORCEFIELD ENERGY INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FORCEFIELD ENERGY INC.

2014

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

_____________________

June 20, 2014

at 10:00 a.m. Eastern Time
_____________________

The New York Society of Security Analysts (NYSSA)
1540 Broadway, Suite 1010, New York, NY 10036

FORCEFIELD ENERGY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 20, 2014

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of ForceField Energy Inc. (“ForceField” or the “Company”) will be held at NYSSA, located 1540 Broadway, Suite 1010, New York, NY 10036, on Friday, June 20, 2014, at 10:00 a.m. Eastern  Time, to consider the following proposals:

1.      To elect the five director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.      To ratify the appointment of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014;

3.      To conduct an advisory vote on executive compensation;

4.      To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTE AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, your Board of Directors recommends a vote "FOR" Proposals 1 - 3.   A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.   Stockholders are cordially invited to attend the Annual Meeting. If you plan to attend the Annual Meeting in person, please be sure to bring your proxy card and photo identification.  However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 20, 2014. The Proxy Statement and our 2013 Annual Report to Stockholders are available at:
http://www.forcefieldenergy.com/investors.htm

By Order of the Board of Directors

/s/ Richard St-Julien
Richard St-Julien
Chair of the Board of Directors

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

ForceField Energy Inc.
245 Park Avenue, 39th Floor
New York, New York 10167
(212) 672-1786

____________________

PROXY STATEMENT
_______________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ForceField Energy Inc. (“ForceField” or the “Company”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at NYSSA, located 1540 Broadway, Suite 1010, New York, NY 10036, on Friday, June 20, 2014, at 10:00 a.m. Eastern Time, and at any postponements or adjournments thereof.  The proxy materials will be furnished to stockholders on or about April 30, 2014.  If you require directions to the Annual Meeting please call David Natan at (212) 672-1786.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy.  Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy.  Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications.  No additional compensation will be paid for any such services.  This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on April 30, 2014, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

ForceField Energy Inc. has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting of Stockholders to be held on June 20, 2014, at 10:00 a.m. local time at 1540 Broadway, Suite 1010, New York, NY 10036. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials on or about April 30, 2014 to all stockholders of record entitled to vote at the Annual Meeting.

What is included in these materials?

These materials include:

●	this Proxy Statement for the Annual Meeting;

●	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013; and

●	if you requested printed versions of these materials by mail, these materials also include the proxy card or vote instructions for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint David Natan, our Chief Executive Officer, and Jason Williams, our Chief Financial Officer, as your representatives at the Annual Meeting.  By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card.  This way, your shares will be voted whether or not you attend the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of five persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014, and (iii) to conduct an advisory vote on executive compensation. In addition, management will report on the performance of the Company during fiscal year 2013 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the number of shares of common stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, there were 16,035,600 shares of ForceField common stock issued and outstanding.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Many of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending the Notice to the Company’s stockholders of record and beneficial owners. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

●	view the Company’s proxy materials for the Annual Meeting on the Internet;

●	request hard copies of the materials; and

●	instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record

If on April 30, 2014, your shares were registered directly in your name with our transfer agent, Quicksilver Stock Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company.  As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us.  Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on April 30, 2014, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting & Proxy statement was forwarded to you by that organization.  The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting.  As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.  However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

●	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

●
In Person. You may attend and vote at the Annual Meeting.  The Company will give you a ballot when you arrive. You must bring a valid photo identification such as your driver’s license or passport and may be requested to provide proof of stock ownership as of the record date.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

●	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

●
In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares. You must bring a valid photo identification such as your driver’s license or passport.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in any calculation of "votes cast." However, abstentions and "broker non-votes" will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers.  As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal.  A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 is considered a “routine” matter.  Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Stockholders of Record.   If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014, but cannot vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

for election of the five directors nominated by the Company to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

for ratification of the appointment of MaloneBailey, LLP as the Company’s independent auditors for fiscal year 2014; and

for approval of executive compensation disclosed in this Proxy Statement of the Company’s  executive officers who are named in this Proxy Statement’s Summary Compensation Table.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

Dissenters’ Right of Appraisal

Holders of shares of our Common Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

How Are Proxy materials delivered to households?

Only one copy of the Company's 10-K for the fiscal year ending December 31, 2013 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's 10-K for the fiscal year ending December 31, 2013 and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to ForceField Energy Inc., 245 Park Avenue, 39th Floor, New York, New York 10167; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of the five nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

How much stock is owned by 5% stockholders, directors, and executive officers?

The  following table sets forth the number of shares known to be beneficially owned by all persons who own at least 5% of ForceField's outstanding common stock, the Company's directors, the executive officers, and the directors and executive officers as a group as of April 30, 2014, unless otherwise noted. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated.

	Common Stock Beneficially	Percentage of Common
Name of Beneficial Owner	Owned*	Stock**
David Natan	1,025,291	6.39%
Richard St-Julien	3,020,350	18.84%
Jason Williams	122,500	0.76%
David Vanderhorst	14,012	0.09%
Adrian Auman	14,012	0.09%
Kébir Ratnani	19,012	0.12%
All executive officers and directors as a group (consisting of 6 individuals)	4,215,177	26.29%
* This figure represents shares of common stock.
** Based on 16,035,600 shares of common stock issued and outstanding.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 - Proposal for the Election of Five Directors” beginning on page 16. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of five persons, five of which have been nominated by the Company to stand for election.

Name	Age	Position
David Natan	61	Director and Chief Executive Officer
Richard St-Julien	45	Director, Executive Chair of the Board, Vice President and Secretary
David Vanderhorst (1)(2)	49	Director
Adrian Auman (1)(2)	59	Director
Kébir Ratnani (1)(2)	62	Director

(1)	Audit Committee member
(2)	Nominating, Compensation and Corporate Governance Committee members

David Vanderhorst is the Audit Committee Chair, and Adrian Auman is the Compensation Committee Chair.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of the following events has occurred that are material to an evaluation of the ability or integrity of any director or person nominated to become a director of the Company:

●	A bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Conviction in a criminal proceeding or been subject to a pending criminal proceeding, excluding traffic violations and other minor offenses.

●
Been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

How often did the Board meet during fiscal 2013?

During 2013, the Board of Directors held 6 meetings.  Each director attended no fewer than 100% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Nominating, Compensation and Corporate Governance Committees.  Information concerning the function of each Board committee follows.

Audit Committee

The Audit Committee is responsible for overseeing management’s implementation of effective internal accounting and financial controls, supervising matters relating to audit functions, reviewing and setting internal policies and procedures regarding audits, accounting and other financial controls, reviewing the results of our audit performed by the independent public accountants, and evaluating and selecting the independent public accountants. The Audit Committee has adopted an Audit Committee Charter, which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.forcefieldenergy.com.  The current members of the Audit Committee are David Vanderhorst (Chairman), Kébir Ratnani and Adrian Auman. The Board has determined that Mr. Vanderhorst is an “audit committee financial expert” as defined by the SEC.  During 2013, the Audit Committee held 6 meetings through conference calls.

Nominating, Compensation and Corporate Governance Committee

The Nominating, Compensation and Corporate Governance Committee determines matters pertaining to the compensation of our executive officers and outside directors, and administers our stock option and incentive compensation plans. It is also responsible for considering potential Board members, nominating Directors for election to the Board, implementing the Company’s corporate governance policies, and for all other purposes outlined in the Nominating, Compensation and Corporate Governance Committee Charter, which is posted on our Corporate Governance landing page, under the tab labeled “Investors” on our website at http://www.forcefieldenergy.com. The current members of the Nominating, Compensation and Corporate Governance Committee are David Vanderhorst, Kébir Ratnani and Adrian Auman.  During 2013, the Nominating, Compensation and Corporate Governance Committee held one meeting through conference call.

Nomination of Directors

As provided in its charter, the Nominating, Compensation and Corporate Governance Committee is responsible for identifying individuals qualified to become directors. The Nominating, Compensation and Corporate Governance Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our stockholders, (4) our Chief Executive Officer or Chair of the Board, and (5) third parties such as service providers. In evaluating potential candidates for director, the Nominating, Compensation and Corporate Governance Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

●	high personal and professional ethics and integrity;
●	the ability to exercise sound judgment;
●	the ability to make independent analytical inquiries;
●	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and
●	the appropriate and relevant business experience and acumen.

The Nominating, Compensation and Corporate Governance Committee will consider nominees recommended by stockholders if such recommendations are made in writing to the committee. The Nominating, Compensation and Corporate Governance Committee does not plan to change the manner in which the committee evaluates nominees for election as a director based on whether the nominee has been recommended by a stockholder or otherwise.

The Nominating, Compensation and Corporate Governance Committee does not have a formal policy relating to diversity among directors. In considering new nominees and whether to re-nominate existing members of the Board, the committee seeks to achieve a Board with strengths in its collective knowledge and a broad diversity of perspectives, skills and business and professional experience. Among other items, the committee looks for a range of experience in strategic planning, sales, finance, executive leadership, industry and similar attributes.

At least a majority of the directors on the Board must be independent directors as defined in the rules of the NASDAQ Capital Market.

Board Leadership Structure and Role in Risk Oversight

The Company has separated the positions of Chair of the Board of Directors and Chief Executive Officer. Given the demanding nature of these positions, the Board believes it is appropriate to separate the positions of Chair and Chief Executive Officer.  Our Chair presides over all meetings of the Board of Directors.  He communicates frequently with the Chief Executive Officer on matters of importance. He has responsibility for shaping the Board’s agendas and consults with all directors to ensure that the board agendas and board materials provide the Board with the information needed to fulfill its responsibilities.  From time to time he may also represent the Company in interactions with external stakeholders, at the discretion of the Board.

The Board of Directors has determined that each of our current directors, except for Mr. Natan and Mr. St-Julien, is an “independent director” as that term is defined in the listing standards of the NASDAQ Capital Market.  The Board of Directors has also determined that each member of the Audit Committee and the Nominating, Compensation and Corporate Governance Committee meets the independence standards applicable to those committees prescribed by the NASDAQ Capital Market and the SEC.  In making this decision, the Board considered all relationships between the Company and the directors. The Board determined each such relationship, and the aggregate of such relationships, to be immaterial to the applicable director’s ability to exercise independent judgment.

Our Board has overall responsibility for risk oversight. The oversight is conducted primarily through committees of the Board of Directors, as disclosed in each of the descriptions of each of the committees above and in the charters of each of the committees, but the full Board of Directors has retained responsibility for general oversight of risks.

Stockholder Communications

Stockholders requesting communication with directors can do so by writing to ForceField Energy Inc., c/o Corporate Secretary, 245 Park Avenue, 39th Floor, New York, New York 10167, or emailing to rstjulien@forcefieldenergy.com.  At this time we do not screen communications received and would forward any requests directly to the named director. If no director was named in a general inquiry, the Secretary would contact either the Chair of the Board of Directors or the chairman of a particular committee, as appropriate. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our Chief Executive Officer and Chief Financial Officer. The Code of Ethics is posted on our website at http://www.forcefieldenergy.com .

COMPENSATION OF DIRECTORS

The following table sets forth with respect to the named director, compensation information inclusive of equity awards and payments made in the year ended December 31, 2013.
Name and Principal Position	Year ended Dec. 31	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

David Vanderhorst	2013			24,000				11,000	35,000
	2012			32,000				3,000	35,000

Adrian Auman	2013			24,000				11,000	35,000
	2012			32,000				3,000	35,000

Kébir Ratnani	2013			24,000				11,000	35,000
	2012			32,000				13,000	45,000

(1)	payable on a quarterly basis and valued using the weighted average trading price of the Company’s common stock for the last ten trading days of each fiscal quarter

Mr. Natan and Mr. St-Julien are not paid for their duties as directors.

Fees Earned or Paid in Cash

Board Retainer.  Each Non-Employee Director, except the Chair, received an annual cash retainer of $11,000 for his service as a member of the Board of Directors.

Meeting Fees.  None.

Stock Awards

Each Non-Employee Director, except the Chair, received equity compensation in the form of stock awards valued at $24,000 for his services as a member of the Board of Directors.  Stock based compensation was payable on a quarterly basis and valued using the weighted average trading price of the Company’s common stock for the last ten trading days of each fiscal quarter.

Chair of the Board

The Chair, who is also an executive officer, did not receive any compensation for his duties as Chair of the Board.

2014 Non-Employee Director Compensation

In January 2014, the Compensation Committee approved the following 2014 compensation for Non-Employee Directors, excluding the Chair:

-	Annual Cash Retainer of $11,000;

-	Stock awards valued at $24,000;

-	No meeting fees were paid; and
-	No committee fees were paid, nor were any additional fees for being a committee chairman.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee, on behalf of our Board of Directors, serves as an independent and objective party to monitor and provide general oversight of the integrity of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our independent registered public accounting firm and our standards of business conduct. The Audit Committee performs these oversight responsibilities in accordance with its Audit Committee Charter.

Our management is responsible for preparing our financial statements and managing our financial reporting process. Our independent registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles in the United States of America. The Audit Committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examinations and the overall quality of our financial reporting.

In this context, the Audit Committee reviewed and discussed our audited financial statements for the year ended December 31, 2013 with management and with our independent registered public accounting firm. The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the statement on Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, which includes, among other items, matters related to the conduct of the audit of our annual financial statements.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us and our management.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to our Board of Directors that our audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013.

Respectfully submitted by the Audit Committee,

David Vanderhorst, Chairman
Kébir Ratnani
Adrian Auman

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Position
David Natan	61	Chief Executive Officer and President
Richard St-Julien	45	Vice President and Secretary
Jason Williams	40	Chief Financial Officer

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our executive officers:

Mr. Natan is a seasoned financial executive. Formerly a Big Four CPA with Deloitte Touche, he has more than thirty years of experience in areas of accounting, treasury, finance, corporate operations, and executive level management of both public and private companies. Mr. Natan was appointed our Chief Financial Officer and Director in February 2010 and was appointed our Chief Executive Officer in December 2010. Mr. Natan maintained both positions until October 2011 when Jason Williams was appointed our Chief Financial Officer. From November 2007 through January 2010, Mr. Natan was President of Natan & Associates, LLC, a financial consulting firm. Mr. Natan’s career has spanned a wide range of industries. He has previously served as CFO/Treasurer of four public companies and as CFO of three private companies. During his tenure as CFO, his public company was ranked as one of Forbes Magazine's “Top 50 Best Small Companies in America” for three consecutive years. He also served as a Director of a public company and as President of a public company subsidiary. Mr. Natan has participated in over fifteen merger and acquisition transactions. He has been instrumental in raising in excess of $500 million of debt and equity capital on favorable terms and from a variety of funding sources. Mr. Natan holds a B.A. in Economics from Boston University, where he was elected to the National Economics Honor Society. He also holds a Certified Public Accountant license (inactive) in the state of Florida.

Mr. ST Julien has been a Director, Secretary and Chief Legal Officer of the Company since 2009 and Chairman of the Board of Directors since October 2011.  Mr. ST Julien holds a Bachelor of Law from the University of Ottawa. Since 1992, he has been a practicing attorney in the areas of Commercial and International Law. Simultaneously, he has been involved in numerous business ventures as entrepreneur in Canada, in the United States as well as in other countries. Mr. ST Julien specializes in both International Business Law and Securities law in collaboration with strategic partners in Canada in the USA and in China. He possesses several years of experience in the public company environment, mostly in the USA, where he was involved in various listings, reorganizations, financings and acquisitions. Additionally, he acts as a consultant to corporations in their business ventures, including international financing. Finally, Mr. ST Julien has held positions in various public companies, such as secretary and member of the board of directors and officers.

Mr. Williams has served as Chief Financial Officer and Corporate Treasurer since October 2011. Mr. Williams has significant financial and operational experience with publicly traded companies. From August 2007 to August 2010, he served as Corporate Controller and Chief Financial Officer at Protective Products of America, Inc. and its successors. From July 2002 to August 2007, he served as Corporate Controller and Director of Reporting & Analysis at PharmaNet Development Group, Inc. From 1995 to 2002, he served in various financial leadership positions with Patagon.com, Inc., vFinance, Inc. and The BISYS Group. Mr. Williams has served as President of WM Consulting, LLC, a business advisory firm, since March 2001. He holds a Bachelor of Science from Florida Atlantic University.

Involvement in Certain Legal Proceedings

To our knowledge, during the last ten years, none of the following events has occurred that are material to an evaluation of the ability or integrity of any executive officer of the Company:

●	A bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

●	Conviction in a criminal proceeding or been the subject of a pending criminal proceeding, excluding traffic violations and other minor offenses.

●
Been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

●
Been found by a court of competent jurisdiction (in a civil action), the SEC, or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

●
Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization, any registered entity, or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In 2013, we continued to advance a number of strategic initiatives.  Total revenues and operating income for 2013 were down as compared to 2012, due primarily to a significant decrease in our TCS business in China. This business was divested on favorable terms in February 2014.  During 2013 we were able to attain our NASDAQ listing and considerably strengthened our LED operating segment as well as our balance sheet.   During the past three years our officers have worked at salaries significantly below market rates for comparable services provided to other listed public companies.  In early 2014 we awarded each of our officers a $40,000 bonus for their 2013 performance and increased their salaries that we believe are at a conservative level compared to other public companies.  We are in the process of formulating a formal compensation plan which will include entering into employment agreements with each of our officers.

Executive Compensation Objectives

The objectives of our compensation program are as follows:

●	Attract, hire and retain well-qualified executives.

●	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares.

Compensation Setting Process

Role of Compensation Committee. The role of the Compensation Committee is to oversee the Company’s executive compensation strategy, oversee the administration of its executive compensation and its equity based compensation plans, review and approve the compensation of the Company’s CEO.  The Compensation Committee is comprised exclusively of our independent outside directors and includes members with executive level experience in other companies who bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

Role of Compensation Consultant. The Compensation Committee has the authority to engage its own advisors to assist in carrying out its responsibilities.  In 2013, the Compensation Committee did not engage or receive services from any compensation consultant.  The Compensation Committee anticipates continuing to improve our compensation program through implementation of agreed upon policies going forward.

Role of Management.  In setting compensation for 2013, our CEO worked closely with the Compensation Committee and attended its meetings of the Compensation Committee.  Our CEO made recommendations to the Compensation Committee regarding compensation of our executive officers other than him.  No executive officer participated directly in the final deliberations regarding his own compensation package.

Use of Comparative Market Data. The Compensation Committee considered a benchmark peer group of companies based on their being in a similar industry and of a generally similar size, based mainly on revenue.  The Compensation Committee compared the total direct compensation of the Company’s executive officers with the total direct compensation paid to the top executive officers at the companies in the peer group for purposes of establishing 2013 salaries for executives.

Elements of Executive Compensation

The compensation level of our executives generally reflects their level of experience and is designed to provide an incentive to positively affect our future operating performance and shareholder value.

Salary. Base salary is the primary fixed element in the Company’s compensation program and is intended to provide an element of certainty and security to the Company’s executive officers on an ongoing basis.  The Compensation Committee is currently assessing the desirability of entering into employment contracts with executives.  Salaries are based on the executive’s level of experience, specialty and responsibility. Executive salaries are reviewed on an annual basis by the Compensation Committee. Any increases in salary are based on an evaluation of the individual’s performance, level of responsibility and, when such information is available, the level of pay compared to the salaries paid to persons in similar positions in the Company’s peer group.

In 2013, the base salaries of our executive officers were increased by approximately $4,200 over the prior year levels.

Equity. No equity awards were made to our executive officers in 2013.

The Compensation Committee approves all stock awards or option grants with input and recommendations from the Chief Executive Officer.

No option grants were made to named executive officers in 2013.

Bonus. There was no formal bonus plan in effect in 2013.  In early 2014 the Compensation Committee awarded discretionary performance bonuses of $40,000 to each executive officer for their performance in 2013.

In March 2014, based upon a peer review of other Nasdaq listed companies, the Compensation Committee unanimously approved an increase in salary and health insurance benefits retroactive to January 1, 2014 for the Company’s executive officers for the fiscal year ending December 31, 2014 as follows:

Fiscal 2014 Base Salaries

Name and Position	2013 Base Salary	2014 Base Salary*	Increase

David Natan	$60,000	$150,000	$90,000
Chief Executive Officer

Jason Williams	$60,000	$125,000	$65,000
Chief Financial Officer

Richard St. Julien	$-0-	$150,000	$150,000
Executive Chairman, Vice President and Secretary

* Does not include the $1,000 per month ($12,000 annual) health insurance benefits, also approved by the Board.

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee has been an officer or employee of ForceField during years ending December 31, 2011, 2012 and 2013.  In addition, during the most recent fiscal year, no ForceField executive officer served on the Compensation Committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Compensation Committee or Board.

Summary Compensation Table

The following table sets forth information regarding compensation paid to our principal executive officer, principal financial officer, and our other three highest paid executive officer.

Name and Principal Position	Year ended Dec. 31	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)

David Natan	2013	60,000	40,000					7,200	107,200
CEO	2012	60,000						3,000	63,000

Richard ST Julien	2013		40,000					7,200	47,200
Executive Chairman	2012							3,000	3,000
and President

Jason Williams	2013	60,000	40,000					7,200	107,200
CFO	2012	60,000						3,000	63,000

(1) These amounts represent health insurance benefits.

Grants of Equity-Based Awards

There were no stock awards granted to our named executive officers for the year ended December 31, 2013.

Pension Benefits

ForceField does not have any plan which provides for payments or other benefits at, following, or in connection with retirement.

Non-qualified Deferred Compensation

ForceField does not have any defined contribution or other plan which provides for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements

The Company has not currently entered into employment agreements with any of its executive officers.  However, the Compensation Committee is currently assessing the desirability of entering into employment contracts with executives.

Transactions with Related Persons

At no time during the last two fiscal years has any executive officer, director or any member of these individuals’ immediate families, any corporation or organization with whom any of these individuals is an affiliate or any trust or estate in which any of these individuals serves as a trustee or in a similar capacity or has a substantial beneficial interest been indebted to the Company or been involved in any transaction in which the amount exceeded $120,000 and such person had a direct or indirect material interest.

Procedures for Approval of Related Party Transactions

Our Board of Directors is charged with reviewing and approving all potential related party transactions.  All such related party transactions must then be reported to the extent required under applicable SEC rules. We have not adopted other procedures for review, or standards for approval, of such transactions, but instead review them on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of ForceField common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF FIVE DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors.  All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees.

Name	Age	Position
David Natan	61	Director and Chief Executive Officer
Richard St-Julien	45	Director, Executive Chair of the Board, Vice President and Secretary
David Vanderhorst (1)(2)	49	Director
Adrian Auman (1)(2)	59	Director
Kébir Ratnani (1)(2)	62	Director

(1) Audit Committee (2) Nominating, Compensation and Corporate Governance Committee

The following includes the principal occupations for the past five years (and, in some instances, for prior years) of each of our director nominees:

David Natan, 61, Director since 2010
Chief Executive Officer

Mr. Natan is a seasoned financial executive. Formerly a Big Four CPA with Deloitte Touche, he has more than thirty years of experience in areas of accounting, treasury, finance, corporate operations, and executive level management of both public and private companies. Mr. Natan was appointed our Chief Financial Officer and Director in February 2010 and was appointed our Chief Executive Officer in December 2010. Mr. Natan maintained both positions until October 2011 when Jason Williams was appointed our Chief Financial Officer. From November 2007 through January 2010, Mr. Natan was President of Natan & Associates, LLC, a financial consulting firm. Mr. Natan’s career has spanned a wide range of industries. He has previously served as CFO/Treasurer of four public companies and as CFO of three private companies. During his tenure as CFO, his public company was ranked as one of Forbes Magazine's “Top 50 Best Small Companies in America” for three consecutive years. He also served as a Director of a public company and as President of a public company subsidiary. Mr. Natan has participated in over fifteen merger and acquisition transactions. He has been instrumental in raising in excess of $500 million of debt and equity capital on favorable terms and from a variety of funding sources. Mr. Natan holds a B.A. in Economics from Boston University, where he was elected to the National Economics Honor Society. He also holds a Certified Public Accountant license (inactive) in the state of Florida.

Richard ST Julien, 45, Director since 2009
Vice President, Secretary & Chief Legal Officer
President of SunSi Energies Hong Kong Limited

Mr. ST Julien has been a Director, Secretary and Chief Legal Officer of the Company since 2009 and Chairman of the Board of Directors since October 2011. Mr. ST Julien holds a Bachelor of Law from the University of Ottawa. Since 1992, he has been a practicing attorney in the areas of Commercial and International Law. Simultaneously, he has been involved in numerous business ventures as entrepreneur in Canada, in the United States as well as in other countries. Mr. ST Julien specializes in both International Business Law and Securities law in collaboration with strategic partners in Canada in the USA and in China. He possesses several years of experience in the public company environment, mostly in the USA, where he was involved in various listings, reorganizations, financings and acquisitions. Additionally, he acts as a consultant to corporations in their business ventures, including international financing. Finally, Mr. ST Julien has held positions in various public companies, such as secretary and member of the board of directors and officers.

Kébir Ratnani, 62, Independent Director since 2009
Member of Audit Committee and Nominating, Compensation and Corporate Governance Committee

Mr. Ratnani possesses an encompassing 30-year experience in the natural gas, electricity, windmill, wastewater and water sectors. Over the course of his career, he has assumed different managerial and technical functions, academically endowed with a Diploma in Management & Marketing from the Institute of Gas Technology in Chicago, U.S.A, an M Sc. A. and a B.Sc. A. in Chemical Engineering from Laval University in Quebec, Canada. His high-caliber profile and track record are distinguished through his professional achievements. Mr. Ratnani’s proficiency in his fields of expertise led him to develop 13 inventions for which he now owns patents; all related to natural gas, petrochemical and environmental technologies. At the international level, he concluded numerous cooperation agreements with several governments, namely Algeria, Cameroon, Gabon, Kenya, Tunisia, Senegal, Libya, Gambia, UAE, Egypt, Lebanon, Syria, Saudi Arabia and Kuwait, Japan, Malaysia, Vietnam as well as Denmark, France, Spain, Slovakia, Germany, Hungary and Russia. He also negotiated project financing with organizations such as the World Bank, Asian Development Bank, and CIDA. In 1991, he directed the opening of the Natural Gas Technologies Centre, a research organization associated with Gaz Métropolitain, Gaz de France, Brooklyn Union Gas, and Osaka Gas. Subsequently, in 1997, he was appointed Vice-President of Hydro Quebec International. In this capacity, he was responsible for the Technology, Transfer and BOT (Build, Operate & Transfer) and Concession projects. More recently, in 2000, he joined SNCLavalin International, one of the leading engineering and construction groups in the world and a major player in the ownership of infrastructure and in the provision of operations and maintenance services, as Senior Vice- President. He is responsible for Water, Energy and Infrastructure Projects in Africa, the Middle East and Latin America.

David Vanderhorst, 49, Independent Director since 2011
Chairman of Audit Committee
Member of Nominating, Compensation and Corporate Governance Committee
Audit Committee Financial Expert

Mr. Vanderhorst has served as Chief Financial Officer of Taitron Components, Inc., and a NASDAQ-listed semiconductor distribution and engineering services company with offices and operations in the U.S., Mexico, and China, since May 2008, ad Secretary since 2002. Prior to this, Mr. Vanderhorst was Taitron’s Controller since 1999. Prior thereto, from 1991 to 1998, Mr. Vanderhorst served as Controller and Chief Financial Officer for various companies. From 1987 to 1991, the national accounting firm of Kenneth Leventhal & Company, now a division of Ernst & Young, LLP, employed Mr. Vanderhorst. Mr. Vanderhorst is a Certified Public Accountant, receiving his professional certification in 1991.

Adrian Auman, 59, Independent Director since 2011
Member of Audit Committee and Nominating, Compensation and Corporate Governance Committee

Mr. Auman is Corporate Vice President Investor Relations and Special Projects since September 2008 at Orbotech, Ltd., a NASDAQ listed company that manufactures yield-enhancing and production solutions for the supply chain of the electronics industry. Orbotech is a leader in its industry, generating more than $500 million annually in revenue, with offices in the U.S., Europe, the Middle East, and Asia, including multiple offices in China. Prior to this position he served at Orbotech as Vice President of Finance and Investor Relations from May 2006 to September 2008. He is a certified public accountant in Israel and the US.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute less than a majority.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

MaloneBailey, LLP (“MaloneBailey”), our independent auditors, audited our financial statements for the 2013 fiscal year. The Audit Committee selected MaloneBailey as the independent auditors of the Company for the fiscal year ending December 31, 2014. Representatives of MaloneBailey are not expected to attend the 2014 Annual Meeting of Stockholders. MaloneBailey was first engaged by us on January 22, 2014.

During the years ended December 31, 2013 and 2012, neither the Company nor anyone acting on its behalf consulted with MaloneBailey regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K, nor did MaloneBailey receive any fees for any services during that time period.

Audit Fees

MaloneBailey served as ForceField’s independent auditors for the year ended December 31, 2013.  Anderson Bradshaw PLLC served as Forcefield’s independent auditors for the year ended December 31, 2012.  The fees for audit services associated with the annual audit and review of the Company’s quarterly reports on Form 10-Q totaled $152,950 and $130,895 for the years ended December 31, 2013 and 2012, respectively.

Tax Fees

No fees were billed for the year ended December 31, 2013 for professional services rendered by MaloneBailey for tax compliance, tax advice, and tax planning.  For the years ended December 31, 2013 and 2012, fees related to professional services rendered by Anderson Bradshaw PLLC for tax compliance, tax advice, and tax planning totaled $4,075 and $3,500.

All Other Fees

For the years ended December 31, 2013 and 2012, no fees related to audit services related to the Company’s statutory and regulatory filings were billed by or paid to MaloneBailey or Anderson Bradshaw PLLC, respectively.

Pre-Approval Policies and Procedures

The Audit Committee pre-approves all audit and non-audit services performed by the Company’s auditor and the fees to be paid in connection with such services in order to assure that the provision of such services does not impair the auditor’s independence.

 Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF MALONEBAILEY, LLP AS OUR INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2014.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s stockholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named above in the Summary Compensation Table (the “named executive officers”). The Company has disclosed the compensation of the named executive officers pursuant to rules adopted by the SEC.

Please read the “Compensation Discussion and Analysis” beginning on page 13 for additional details about our executive compensation program, including information about the fiscal year 2013 compensation of our named executive officers. We believe that our compensation policies for the named executive officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s stockholders. This advisory stockholder vote, commonly referred to as a “say-on-pay vote,” gives you as a stockholder the opportunity to approve or not approve the compensation of the named executive officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

“RESOLVED, that that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s 2014 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the stockholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the named executive officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Required Vote

Adoption of the resolution requires the receipt of the affirmative vote of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S EXECUTIVE OFFICERS WHO ARE NAMED IN THIS PROXY STATEMENT’S SUMMARY COMPENSATION TABLE.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of ForceField's Annual Report on Form 10-K for the fiscal year ended December 31, 2013 may be obtained without charge by writing to ForceField Energy Inc., c/o Corporate Secretary, 245 Park Avenue, 39th Floor, New York, New York 10167.  ForceField's Annual Report on Form 10-K can also be found on ForceField's website: www.forcefieldenergy.com

Stockholders Proposals for the 2015 Annual Meeting.

Proposals by any stockholder intended to be presented at the next Annual Meeting of Stockholders must be received by the Company for inclusion in material relating to such meeting not later than November 30, 2014.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2015 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before November 30, 2014. Such proposal must also meet the other requirements of the rules of the SEC relating to stockholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and the Internet hosting of the proxy materials.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Richard St-Julien
Richard St-Julien
Executive Chair of the Board of Directors

PROXY

ForceField Energy Inc.

PROXY FOR ANNUAL MEETING TO BE HELD ON JUNE 20, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder hereby appoints David Natan, our Chief Executive Officer, and Jason Williams, our Chief Financial Officer, as your representatives at the Annual Meeting or either of them (each with full power to act alone), as attorneys and proxies for the undersigned, with the power to appoint his or her substitute, to represent and to vote all the shares of common stock of ForceField Energy Inc. (the “Company”), which the undersigned would be entitled to vote, at the Company’s Annual Meeting of Stockholders to be held at NYSSA, located 1540 Broadway, Suite 1010, New York, NY 10036, on Thursday, June 20, 2014, at 10:00 a.m., Eastern Time, and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the Proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed on the reverse side by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors, FOR Proposals 2 and 3.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(IMPORTANT--This Proxy must be signed and dated on the reverse side.)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders
to be held on June 20, 2014

The proxy statement and our 2013 Annual Report on Form 10-K to Stockholders are available at http://www.forcefieldenergy.com/investors.htm

The Board of Directors recommends a vote FOR the election of the named nominees as directors, FOR Proposals 2, and 3.

PPlease mark your votes like this: ☒

1. Election of Directors
NOMINEES:

01) David Natan	FOR ☐	WITHHOLD ☐	2. Proposal to ratify MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.
02) Richard St-Julien	FOR ☐	WITHHOLD ☐	☐ FOR	☐ AGAINST	☐ ABSTAIN
03) David Vanderhorst	FOR ☐	WITHHOLD ☐
04) Adrian Auman	FOR ☐	WITHHOLD ☐	3. To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the
05) Kébir Ratnani	FOR ☐	WITHHOLD ☐	Company’s executive officers, who are named in the Summary Compensation Table.
			o FOR	o AGAINST	o ABSTAIN

I plan on attending the meeting ☐

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature

Signature (if held jointly)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

MAIL
Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

FORCEFIELD ENERGY INC.
245 Park Avenue
39th Floor
New York, NY 10167

 NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS*

to be held on
June 20, 2014

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.

Dear Stockholder,

The 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of ForceField Energy Inc. (“ForceField” or the “Company”) will be held at NYSSA, located 1540 Broadway, Suite 1010, New York, NY 10036, on Friday, June 20, 2014, at 10:00 a.m. Eastern  Time for the following purposes:

Proposals to be considered at the Annual Meeting:

(1)	To consider and act upon a proposal to elect to the Company’s Board of Directors the five persons nominated by the Board of Directors;

(2)	Proposal to ratify MaloneBailey, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

(3)	To recommend, by non-binding vote, the approval of the compensation disclosed in the Proxy Statement of the Company’s executive officers, who are named in the Summary Compensation Table.

(4)	To act on such other matters as may properly come before the meeting or any adjournment thereof.

The Board of Directors recommends a vote FOR the election of the named nominees as directors, and FOR Proposals 2 and 3.

The Proxy Materials are available for review at:
http://www.forcefieldenergy.com/investors.htm

FORCEFIELD ENERGY INC.
245 Park Avenue
39th Floor
New York, NY 10167

Important Notice Regarding the Availability Of Proxy Materials

For the Stockholder Meeting to Be Held On June 20, 2014

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before June 1, 2014 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: http://www.forcefieldenergy.com/investors.htm

-           the Company’s Annual Report for the year ending December 31, 2013.

-           the Company’s 2014 Proxy Statement (including all attachments thereto)

-           the Proxy Card.

-           any amendments to the foregoing materials that are required to be furnished to shareholders.

ACCESSING YOUR PROXY MATERIALS ONLINE Proxy materials and our 2013 Annual Report are available at: http://www.forcefieldenergy.com/investors.htm

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-212-672-1786, or
By email at: psalazar@forcefieldenergy.com

Please include “Forecefield - 2014 Proxy Material” in the subject line.